UNITEDSTATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2010 interclick, inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34523	01-0692341
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

11 West 19th Street 10th Floor New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 722-6260

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by interclick, inc. (the “Registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including expectations regarding EBITDA, revenue, gross margins, headcount, operating expenses (including Innovation & Development spending), operating margins, and capital expenditures.  Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions.  Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict.  Our actual results may differ materially from those contemplated by the forward-looking statements.  We caution you therefore against relying on any of these forward-looking statements.  They are neither statements of historical fact nor guarantees or assurances of future performance.  Important factors that could cause actual results to differ materially from those in the forward-looking statements include the impact of intense competition, the continuation or worsening of current economic conditions, a potential decrease in corporate advertising spending, a potential decrease in consumer spending and the condition of the domestic and global credit and capital markets.

Further information on the Registrant’s risk factors is contained in its filings with the SEC, including the Form 10-K for the year ended December 31, 2009.  Any forward-looking statement made by the Registrant in the Filings speaks only as of the date on which it is made.  Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them.  We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise.

Item 7.01.	Regulation FD Disclosure.

On September 16, 2010, the Registrant held a presentation at the ThinkEquity Conference.  The presentation included remarks from our Chief Executive Officer, Michael Mathews, in which Mr. Mathews stated: “While we expect to announce Q3 earnings sometime in early November, I’m happy to say that demand for our solutions in Q3 is exceeding our expectations.  We are not formally providing a Q3 guidance update today, however I could not be happier with the performance of our team”.The full text of Mr. Mathews’prepared remarks is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The presentation also included a power point presentation in the form attached hereto as Exhibit 99.2, and incorporated herein by reference.

This information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits

(d) The following exhibits are filed with this report:

Exhibit
Number	Description
99.1	Prepared Remarks of Michael Mathews
99.2	Presentation of the Registrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 16, 2010

interclick, inc.

By:	/s/ Michael Mathews
Michael Mathews
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Prepared Remarks of Michael Mathews

99.2	Presentation of the Registrant